Consolidated Statements of Profit and Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Revenue:
Total revenue	$ 2,840	$ 1,095	$ 424
Operating expenses:
Cost of materials, net of inventory change	1,254	275	62
Compensation and benefits	21,107	17,672	21,750
Research and development	2,680	1,895	4,385
Other operating expenses	7,347	5,936	4,641
Amortization and depreciation	1,802	1,719	1,633
Total operating expenses	34,190	27,497	32,471
Loss from operations	(31,350)	(26,402)	(32,047)
Finance income	11	26	135
Finance cost	(1,123)	(477)	(351)
Loss before tax	(32,462)	(26,853)	(32,263)
Income tax expense (benefit)	90	(99)	160
Net loss for the year	$ (32,552)	$ (26,754)	$ (32,423)
Loss per share, basic and diluted	$ (0.04)	$ (0.03)	$ (0.05)
Product [Member]
Revenue:
Total revenue	$ 2,837	$ 1,013	$ 159
Service [Member]
Revenue:
Total revenue	$ 3	$ 82	$ 265